UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.      )

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PC CONNECTION, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PC CONNECTION, INC.

730 Milford Road

Merrimack, New Hampshire 03054

(603) 683-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 7, 2007

The 2007 Annual Meeting of Stockholders of PC Connection, Inc., a Delaware corporation (the “Company”), will be held at the Crowne Plaza Hotel, 2 Somerset Parkway (Exit 8 off the Everett Turnpike), Nashua, New Hampshire on Thursday, June 7, 2007 at 10:00 a.m., Eastern time, to consider and act upon the following matters:

1.	To elect six directors to serve until the 2008 Annual Meeting of Stockholders;

2.	To approve the 2007 Stock Incentive Plan;

3.	To ratify the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2007; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on April 10, 2007 are entitled to notice of and to vote at the meeting or any adjournments thereof. Our stock transfer books will remain open. All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

Patricia Gallup
Chairman of the Board,
President, and Chief Executive Officer

Merrimack, New Hampshire

April 30, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

PC CONNECTION, INC.

730 Milford Road

Merrimack, New Hampshire 03054

PROXY STATEMENT FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 7, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by PC Connection, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”) by our Board of Directors, for our 2007 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Thursday, June 7, 2007 at 10:00 a.m., Eastern time, at the Crowne Plaza Hotel, 2 Somerset Parkway (Exit 8 off the Everett Turnpike), Nashua, New Hampshire or any adjournment or adjournments of the Annual Meeting. All proxies will be voted in accordance with the stockholders’ instructions. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to our secretary or by voting in person at the Annual Meeting.

The Notice of Meeting, this Proxy Statement, the enclosed proxy, and our Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission, or the SEC, and our Annual Report to Stockholders for the year ended December 31, 2006 are being mailed to stockholders on or about May 7, 2007.

Voting Securities and Votes Required

On April 10, 2007, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 26,680,347 shares of our common stock, $.01 par value per share, or the Common Stock. Stockholders are entitled to one vote per share of Common Stock. Our stock record books will remain open for inspection by stockholders of record for ten days prior to the Annual Meeting at our offices at the above address and at the time and place of the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting shall be necessary to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered as present for purposes of determining whether a quorum is present.

The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting is required for the approval of Proposals 2 and 3.

Shares that abstain from voting in a particular matter, and shares held in “street name” by brokers of nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Abstentions and “broker non-votes” will have no effect on the voting on matters, such as the ones presented for stockholder approval at this Annual Meeting, that require the affirmative vote of a certain percentage of the shares voting on the matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 31, 2007, the beneficial ownership of our Common Stock by: (i) persons known by us to own more than 5% of our outstanding shares; (ii) each of our directors; (iii) each of our current or former executive officers named in the Summary Compensation Table under the heading “Executive Compensation” below; and (iv) all our current directors and executive officers as a group.

Except as otherwise set forth below, the street address of each beneficial owner is c/o PC Connection, Inc., 730 Milford Road, Merrimack, New Hampshire 03054.

Name	Shares of Common Stock Beneficially Owned (1)		Percentage of Common Stock Outstanding (2)
Patricia Gallup	8,714,094	(3)	32.7%
David Hall	8,410,789	(4)	31.6
Bear Stearns Asset Management Inc.	2,344,804	(5)	8.8
Dimensional Fund Advisors, Inc.	2,155,608	(6)	8.1
David Beffa-Negrini	287,677	(7)	1.1
Robert Wilkins	55,000	(8)	*
Donald Weatherson	50,000	(9)	*
Bradley Mousseau	33,750	(10)	*
Jack Ferguson	27,612	(11)	*
Bruce Barone	25,000	(12)	*
Joseph Baute	15,000	(13)	*
Timothy McGrath	—		—
Peter Cannone	—		—
All current directors and executive officers as a group (9 individuals)	17,563,922	(14)	65.5

*	Less than 1% of the total number of our outstanding shares of Common Stock on January 31, 2007.

(1)	The number of shares beneficially owned by each director or executive officer is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of January 31, 2007 or will have the right to acquire within 60 days thereof through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

(2)	The number of shares of Common Stock deemed outstanding for purposes of determining such percentages include 26,640,013 shares outstanding as of January 31, 2007 and any shares subject to issuance upon exercise of options or other rights held by the person in question that were exercisable on or within 60 days after January 31, 2007.

(3)	Includes 8,169,094 shares of Common Stock held of record by the 1998 PC Connection Voting Trust and 15,000 shares held by Ms. Gallup’s spouse, as to which Ms. Gallup disclaims beneficial ownership. Ms. Gallup has the sole power to vote or direct the vote as to 530,000 shares and dispose or direct the disposition of 8,699,094 shares. Ms. Gallup has shared voting power as to 16,338,188 shares.

(4)	Includes 8,169,094 shares of Common Stock held of record by the 1998 PC Connection Voting Trust. Mr. Hall has the sole power to vote or direct the vote as to 241,695 shares and dispose or direct the disposition of all 8,410,789 shares. Mr. Hall has shared voting power as to 16,338,188 shares.

(5)

The information presented herein is as reported in, and based solely upon a Schedule 13G filed with the SEC on February 9, 2007 by Bear Stearns Asset Management Inc. Bear Stearns is an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E). In its role as investment advisor or manager, Bear Stearns possesses sole power to vote or direct the vote of 668,326 shares of Common Stock and sole power to dispose or direct the disposition of 822,784 shares of Common Stock. Bear Sterns has shared power to vote or direct the vote and to dispose or direct the disposition of 780,752 shares of Common Stock and may be deemed to be the beneficial owner of 2,344,804 shares of our Common Stock. Bear Stearns’ address is 383 Madison Avenue, New York, NY 10179.

(6)	The information presented herein is as reported in, and based solely upon a Schedule 13G/A (Amendment No. 4) filed with the SEC on February 9, 2007 by Dimensional Fund Advisors LP (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (together with the investment companies, the “Funds”). All shares of our Common Stock listed as owned by Dimensional Fund Advisors LP are owned by the Funds. In its role as investment advisor or manager, Dimensional possesses sole power to vote or direct the vote and to dispose or direct the disposition of 2,155,608 shares our Common Stock that is owned by the Funds, and may be deemed to be the beneficial owner of 2,155,608 shares of our Common Stock held by the Funds. Dimensional disclaims beneficial ownership of such shares of Common Stock. Dimensional’s address is 1299 Ocean Avenue, Santa Monica, California 90401.

(7)	Includes 66,250 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Beffa-Negrini has the right to acquire within 60 days after January 31, 2007.

(8)	Consists of 55,000 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Wilkins has the right to acquire within 60 days after January 31, 2007.

(9)	Consists of 50,000 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Weatherson has the right to acquire within 60 days after January 31, 2007.

(10)	Consists of 33,750 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Mousseau has the right to acquire within 60 days after January 31, 2007.

(11)	Includes 24,000 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Ferguson has the right to acquire within 60 days after January 31, 2007.

(12)	Includes 3,000 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Barone has the right to acquire within 60 days after January 31, 2007.

(13)	Includes 2,500 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Baute has the right to acquire within 60 days after January 31, 2007.

(14)	Includes an aggregate of 179,500 shares of Common Stock issuable to the current directors and executive officers upon exercise of outstanding stock options which they have the right to acquire within 60 days after January 31, 2007.

PROPOSAL ONE

ELECTION OF DIRECTORS

Directors are to be elected at the Annual Meeting. Our Board of Directors is currently fixed at six members. Our Bylaws provide that the directors of the Company will be elected at each annual meeting of our stockholders to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

The persons named in the enclosed proxy (Patricia Gallup and David Hall) will vote to elect the six nominees named below as our directors unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. Each nominee is presently serving as a director, and each nominee has consented to being named in this Proxy Statement and to serve, if elected. If for any reason any nominee should be unable to serve, the person acting under the proxy may vote the proxy for the election of a substitute nominee designated by our Board of Directors. It is not presently expected that any of the nominees will be unavailable to serve, if elected.

Our Board of Directors recommends a vote “FOR” the election of the nominees described below.

Set forth below are the name, age, and length of service as a director for each nominee of our Board of Directors and the positions and offices held by him or her, his or her principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she serves as a director. Information with respect to the number of shares of Common Stock beneficially owned by each director or nominee, directly or indirectly, as of January 31, 2007, appears under “Security Ownership of Certain Beneficial Owners and Management.”

Nominees for Election to our Board of Directors

Patricia Gallup, age 53, is our Chairman, President, and CEO. She has served on our Board of Directors since its inception, and has been Chairman since 1998. Ms. Gallup is one of our co-founders and has served as an executive officer since 1982. She was Chief Executive Officer from 1990 to 2001, and from September 2002 to the present. She has served as our President since March 2003.

David Hall, age 58, is one of our co-founders and has served on our Board of Directors since its inception. Mr. Hall served as Vice Chairman of our Board of Directors from March 1998 to December 2004. Mr. Hall was an executive officer from 1982 to 1997, and since then has served as a project manager and advisor to our Company.

Bruce Barone, age 58, has served on our Board of Directors since June 2002. Since December 1998, he has worked as an independent consultant. Prior to December 1998, Mr. Barone was the President and CEO of Overseas Partners Ltd, a global reinsurance and real estate company, and served in a variety of senior financial positions at United Parcel Service.

Joseph Baute, age 79, has served on our Board of Directors since June 2001. From 1979 to 1993, Mr. Baute served as Chairman and Chief Executive Officer of Markem Corporation, an industrial marking and coding solutions provider. Since 1993, Mr. Baute has worked as an independent consultant. Mr. Baute has served on the board of directors of several public companies.

David Beffa-Negrini, age 53, has served on our Board of Directors since September 1994. Mr. Beffa-Negrini has served as our Senior Vice President, Corporate Marketing and Creative Services since February 2007. Mr. Beffa-Negrini served as Co-President of our Merrimack Services subsidiary from September 2005 to February 2007 and as our Vice President of Corporate Communications from June 2000 to February 2007. Mr. Beffa-Negrini has served in a variety of senior management capacities in the areas of merchandising, marketing, and communications. He has been employed by us since 1983.

Donald Weatherson, age 69, has served on our Board of Directors since June 2005. Mr. Weatherson served on the board of directors of our GovConnection subsidiary from May 2003 to June 2005. Since August 2002, Mr. Weatherson has pursued personal and community interests and served on an interim basis as Chief Executive Officer of GovConnection from November 2003 to May 2004. From April 1994 to July 2002, Mr. Weatherson served in a variety of senior executive positions at Compaq Computer Corporation. From 1990 to 1993, Mr. Weatherson was Chief Executive Officer of the Navy Exchange System, a retail services company operated by the U.S. Navy. He retired from the Navy as a Rear Admiral in 1993. Mr. Weatherson also serves as Chairman of the Board of Viewpoint Corporation, an internet service marketing company.

No family relationship exists between any of our executive officers or directors.

INFORMATION CONCERNING DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS

Board Meetings and Attendance

Our Board of Directors met six times during the year ended December 31, 2006, either in person or by teleconference. During 2006, each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he or she then served. Our Board of Directors does not currently have a policy with regard to the attendance of board members at our annual meeting of stockholders. All of the directors, except Messrs. Barone and Hall, attended our 2006 Annual Meeting of Stockholders.

Board Committees

Our Board of Directors has established two standing committees – Audit and Compensation. The Audit and Compensation Committees each operate under written charters that have been approved by our Board of Directors. You can request a copy of these documents by writing to Investor Relations, PC Connection, Inc., 730 Milford Road, Merrimack, New Hampshire 03054. We have included the charters of these two Committees as appendixes to this Proxy Statement.

Our Board of Directors has determined that, except for Mr. Weatherson, all of the members of each of the two standing committees of our Board of Directors are independent as defined under the rules of the Nasdaq Stock Market including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from the independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures, and code of business conduct and ethics;

•	overseeing our internal audit function;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, independent registered public accounting firm, and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules (which is included on page 25 of this Proxy Statement).

The members of our Audit Committee are Messrs. Barone, Baute, and Weatherson. Our Board of Directors has determined that each of our Audit Committee members would qualify as an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee met six times during 2006.

Director Independence

Under applicable NASDAQ rules, among other requirements, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that none of Messrs. Baute, Barone, and Weatherson, who comprise our Audit and Compensation Committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Each of Messrs. Barone and Baute is an “independent director” as defined under Nasdaq Stock Market Rule 4200(a)(15). Mr. Weatherson does not qualify as an independent director under Rule 4200(a)(15) as a result of his interim service as Chief Executive Officer (“CEO”) of our GovConnection subsidiary from November 2003 to May 2004. At the time of his election as CEO of GovConnection, Mr. Weatherson was serving as Chairman of the Board of Directors of GovConnection. Effective May 8, 2007, Mr. Weatherson will qualify as an “independent director” under NASDAQ rules. Our Board of Directors, consistent with Nasdaq Stock Market Rule 4350(d)(2)(B), has determined that such prior service as interim CEO of GovConnection does not interfere with Mr. Weatherson’s ability to exercise independent judgment as a director or member of the Audit Committee. As such, our Board of Directors has determined that Mr. Weatherson is not precluded from membership on the Audit Committee and that his membership is in the best interests of stockholders given his experience and background.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	determining our CEO’s compensation;

•	reviewing and approving, or making recommendations to our Board of Directors with respect to, the compensation of our other executive officers;

•	overseeing evaluations of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board of Directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” which is included beginning on page 9 of this Proxy Statement; and

•	preparing the compensation committee report required by SEC rules, which is included on page 16 of this Proxy Statement.

The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described below under the heading “Executive and Director Compensation Processes.”

The Compensation Committee met once in 2006. The members of the Compensation Committee are Messrs. Barone, Baute, and Weatherson.

Executive and Director Compensation Processes

The Compensation Committee retained the services of Pearl Meyer & Partners, a national consulting firm, to conduct a competitive assessment of our executive compensation. Pearl Meyer & Partners provided to the Compensation Committee three studies as described further in our Compensation Discussion and Analysis. These studies compiled individual compensation ranges for each executive position and compared this information to each executive’s actual salary level. The Compensation Committee targeted the median base salary of the survey data and adjusted the executive's salary based on evaluation of the executive's level of responsibility and experience as well as company-wide performance. The Compensation Committee may, in its discretion, invite the Chief Executive Officer to be present during the approval of, or deliberations with respect to, other executive officer compensation.

We adopted an Executive Bonus Plan for our executive officers and director-level employees in 2006. Annual cash bonuses are based on the achievement of a company-wide net operating income goal and adjusted for each executive officer to the degree individual performance objectives are generally met. Cash bonuses are set as a percentage of the executive officer's base salary. Please see our Compensation Discussion and Analysis for a further discussion of our Executive Bonus Plan.

We have generally set our compensation paid to non-employee members of our Board of Directors to be consistent with compensation paid to directors of similar-sized companies. Effective January 1, 2006, we began paying an annual retainer of $36,000 to Messrs. Barone, Baute, Hall, and Weatherson. Messrs. Barone, Baute, Hall, and Weatherson also receive $1,500 for each Board and Board Committee meeting attended. As a member of our Board of Directors, Mr. Beffa-Negrini received $7,500 in retainer and meeting attendance fees in 2006. Effective March 1, 2006, Mr. Beffa-Negrini ceased receiving any compensation for his services on our Board of Directors. Ms. Gallup has never received compensation for her service on our Board of Directors.

The Compensation Committee has delegated to our Chief Executive Officer the authority to issue equity awards to our employees and officers, except for officers as defined by Rule 16a-1 under the Exchange Act, for up to 15,000 shares of our Common Stock per annum. The Compensation Committee has also established a subcommittee and delegated to that subcommittee authority to issue equity awards in accordance with the requirements of Section 162(m) of the Internal Revenue Code.

The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation as evidenced by their retention of Pearl Meyer & Partners. During 2006 the Compensation Committee did not employ a compensation consultant because the Committee believed the August 2005 Pearl Meyer & Partners study was sufficient to provide guidance in setting 2006 compensation levels.

Controlled Company Status

We are a “Controlled Company” as defined in Nasdaq Stock Market Rule 4350(c). Our Board of Directors has based this determination on the fact that approximately 64% of our voting stock is beneficially owned or controlled by Ms. Gallup and Mr. Hall.

We do not have a standing nominating committee, and the functions of evaluating and selecting directors have been performed by our Board of Directors as a whole. We believe that it is not necessary to have a nominating committee because our directors have generally served for extended terms. Our Board of Directors will from time to time evaluate biographical information and background material relating to potential candidates and interview selected candidates. Our Board of Directors does not currently have a charter or written policy with regard to the nomination process. We do not have a written policy due to the extended terms served by our directors.

Director Candidates

All of the current members of our Board of Directors have served as directors since 2002, except Mr. Weatherson, who became a director in June 2005. Where called for, qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. Minimum qualifications include high-level leadership experience in business activities, breadth of knowledge about issues affecting us, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Board of Directors desires a diverse group of candidates who possess the background, skills, and expertise to make a significant contribution to our Board of Directors, our Company, and stockholders. In the event of a need for a new or additional director, our Board of Directors would evaluate potential nominees by reviewing their qualifications, results of personal and reference interviews, and such other information as the Board may deem relevant.

We do not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Our Board of Directors has generally nominated the current directors for re-election at each annual meeting of stockholders. Our Board of Directors has therefore not established special procedures for security holders to submit director recommendations. If we were to receive recommendations of candidates from our security holders, the Board of Directors would consider such recommendations in the same manner as all other candidates.

Communicating with the Independent Directors

We have not implemented a process for our stockholders to send communications to our Board of Directors, other than as set out elsewhere in this proxy. We have not done so primarily due to our status as a controlled company, as discussed earlier.

Code of Ethics

We have adopted a written Code of Ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial and accounting officer, controller, and persons performing similar functions. We have posted our Code of Ethics on our Web site. In addition, we intend to post on our Web site all disclosures that are required by law or Nasdaq Stock Market listing standards concerning any amendments to, or waivers from, any provision of the code.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of our Common Stock. Based solely on our review of copies of reports filed by individuals required to make filings, or Reporting Persons, pursuant to Section 16(a) of the Exchange Act or written representations from certain Reporting Persons, we believe that all such reports required to be filed under Section 16(a) of the Exchange Act for 2006 were timely filed.

Director Compensation

As more fully described below the following table describes compensation made to each director not listed as a Named Executive Officer for the year ended December 31, 2006.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)(4)	Total ($)
Bruce Barone	$58,500	$2,446	$60,946
Joseph Baute	55,500	2,446	57,946
Harvey Weatherson	55,500	—	55,500
David Hall	45,000	—	45,000
David Beffa-Negrini	7,500	—	7,500

(1)

The fees earned by each non-employee director consist of the following: (i) an annual retainer of $36,000 and (ii) a fee per Board and committee meeting attended of $1,500. Mr. Hall received an annual retainer of

$36,000 and fees totaling $9,000 for Board and committee meetings attended, and Mr. Beffa-Negrini received $6,000 in retainer compensation for the first two months of 2006 and a fee of $1,500 for attending the January 2006 Board meeting. In addition, Board members receive reimbursement for all reasonable expenses incurred in attending Board and committee meetings.

(2)

Valuation is based on the dollar amount recognized for financial reporting purposes pursuant to Financial Accounting Standards Board Statement No. 123(R) “Share-Based Payment,” or SFAS 123(R), except such compensation has not been reduced for estimated forfeitures. Please see Note 10, “Stockholders’ Equity and Share-Based Compensation” of our Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2006, for a further discussion of share-based compensation.

Individual awards reflected in the director compensation table are summarized below:

Name	Grant Date	Number of Shares Subject to Restricted Stock Awards	Amount Vested in 2006	Value of awards pursuant to SFAS 123(R) ($)
Bruce Barone	10/20/2006	5,000	—	$49,600
Joseph Baute	10/20/2006	5,000	—	49,600
Harvey Weatherson	—	—	—	—
David Hall	—	—	—	—
David Beffa-Negrini	—	—	—	—

(3)	The following table shows the aggregate number of shares of common stock subject to outstanding Restricted Stock Awards for each director not listed as a Named Executive Officer as of December 31, 2006, as well as the grant date fair value of each stock award:

Name	Aggregate Number of Shares Subject to Restricted Stock Awards	Value of awards pursuant to SFAS 123(R) ($)
Bruce Barone	5,000	$49,600
Joseph Baute	5,000	49,600
Harvey Weatherson	—	—
David Hall	—	—
David Beffa-Negrini	—	—

(4)	The following table shows the aggregate number of shares of common stock subject to outstanding stock options for each director not listed as a Named Executive Officer as of December 31, 2006, as well as the grant date fair value of each stock option:

Name	Aggregate Number of Shares Subject to Stock Options	Value of awards pursuant to SFAS 123(R) ($)
Bruce Barone	3,000	$11,370
Joseph Baute	2,500	22,050
Harvey Weatherson	—	—
David Hall	—	—
David Beffa-Negrini	—	—

EXECUTIVE COMPENSATION

Compensation Discussion And Analysis

The Compensation Committee of our Board of Directors oversees the design and implementation of our executive compensation program. In this role, the Compensation Committee, which is comprised of three independent directors, evaluates the performance of, and reviews and approves annually all compensation decisions relating to, our chief executive officer. Our chief executive officer annually reviews the performance of our other named executive officers and makes recommendations regarding their compensation. This Committee may adopt or revise such recommendations in making compensation decisions for our named executive officers other than our chief executive officer. The Compensation Committee has established a subcommittee and delegated to that subcommittee authority to issue equity awards in accordance with the requirements of Section 162(m) of the Internal Revenue Code.

Compensation Objectives

Our Compensation Committee’s primary objectives with respect to executive compensation are to attract, retain, and motivate our executives and to create long-term shareholder value. Additionally, this Committee seeks to ensure that executive compensation is aligned with our corporate strategies and business objectives, and that it promotes the achievement of key strategic and financial performance measures by linking short-and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals.

To achieve these objectives, the Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels the Committee believes are competitive with those of other companies in our industry and our region that compete with us for executive talent. In addition, our executive compensation program ties a substantial portion of each executive’s overall compensation to managing their respective areas of responsibility and meeting key strategic, financial, and operational goals. These goals include success in (a) demonstrated leadership ability, (b) management development, (c) compliance with our policies, and (d) anticipation of, and response to, changing market and economic conditions that enhance our ability to operate profitably. From time to time, we also provide a portion of our executive compensation in the form of stock options and restricted stock grants that vest over time, which we believe helps to attract new management talent, as well as retain our existing executives. We believe such grants align our executives’ interests with those of our stockholders by allowing them to participate in the longer-term success of our company as reflected in stock price appreciation.

We compete with many other companies for executive personnel. Accordingly, the Compensation Committee generally targets overall base salary and bonus compensation for executives at or near the midpoint of compensation paid to similarly situated executives of companies analyzed in our survey data, described more fully below. This Committee is currently reviewing the various components of long-term incentives, including equity awards and deferred compensation, to determine how best to attract and retain key executives. We may vary this general target in certain situations when necessary, due to the experience level of the individual or other market factors.

Components of our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;

•	bonus plan;

•	equity awards;

•	benefits and other compensation; and

•	severance benefits.

Allocations between long-term and short-term compensation, cash and non-cash compensation, or the different forms of non-cash compensation vary, depending on the Company’s current initiatives and stated goals.

In August 2005 our Compensation Committee retained Pearl Meyer & Partners, a national consulting firm, as its independent compensation consultant to conduct a competitive assessment of our executive compensation and general compensation programs. Pearl Meyer & Partners provided comparative market data on compensation practices and programs based on an analysis of twelve peer companies deemed comparable in terms of product and service offerings and revenue levels. Pearl Meyer & Partners also provided two additional surveys with similar compensation data – the 2005 Clark Consulting SC/CHIPS Executive and Senior Management Survey and the 2005 Mercer Benchmark Database. From these three studies, two market composites were calculated, one reflecting the average of the Peer Group and Technology Industry and one reflecting the average of the Peer Group and the general industry survey data for similar size companies. We compiled individual compensation ranges for each executive position based on this information and compared the compensation ranges to actual salary levels.

The peer group was used to benchmark executive compensation levels against companies that have executive positions with responsibilities similar in breadth and scope to ours and that compete with us for executive talent. The following companies were included in the peer group:

•	Agilysys, Inc.

•	Bell Microproducts Inc.

•	Black Box Corporation

•	CDW Corporation

•	GameStop Corp.

•	GTSI Corp.

•	Insight Enterprises, Inc.

•	PC Mall, Inc.

•	Pomeroy IT Solutions, Inc.

•	ScanSource, Inc.

•	Systemax Inc.

•	Zones, Inc.

An analysis based on recent financial data shows that amongst the peer group we ranked eighth in revenue and ninth in market capitalization as of the date of the Pearl Meyer & Partners study.

The Compensation Committee used the survey data to assist it in the review and comparison of each element of base salary and bonus compensation for our executives. With this information, the Compensation Committee analyzed compensation for each executive. The Compensation Committee targeted different compensation levels for each element of compensation as described below.

Base Salary

The median base salary level of the survey data was targeted by the Compensation Committee as the base salaries of our executives. Adjustments to the median base salary level were made based on comparisons to the survey data and evaluation of the executive’s level of responsibility and experience as well as company-wide performance. The Compensation Committee also considered the executive’s success in achieving business results and demonstrating leadership.

Benchmarking and aligning base salaries is especially critical to a competitive compensation program. Other elements of our compensation are affected by changes in base salary. Annual incentives are targeted and paid out as a percentage of base salary, and the target levels of long-term incentives are also set as a percentage of base salary.

Base salaries are reviewed at least annually by the Compensation Committee, and in the case of Named Executive Officers other than our Chief Executive Officer, are based on recommendations of the Chief Executive Officer; these salaries are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, experience, and the peer group data. Adjustments were made in 2006 to the base salaries of our Chief Executive Officer and our other executive officers as a result of this review.

Executive Bonus Plan

We have an executive bonus plan for our executives and director-level employees. The annual cash bonuses are intended to compensate for the achievement of a company-wide net operating income goal and, if such goal is attained, to also compensate for individual performance objectives.

Amounts payable under the executive bonus plan are calculated as a percentage of the applicable executive’s base salary, with higher ranked executives typically being compensated at a higher percentage of base salary. The bonus is initially calculated based on the company-wide goal of achieving a specific overall level of net operating income. The degree to which individual performance objectives are met generally determines the percent to which individual bonuses are actually awarded.

Our Compensation Committee works with our Chief Executive Officer to develop corporate and individual goals that they believe can be reasonably achieved over the next year. Our Board of Directors approved the 2006 Executive Bonus Plan, and an aggregate of $1,140,000 was accrued for distribution to the Named Executive Officers under that plan for the year ended December 31, 2006, based on achievement of company-wide net operating income targets. For our Chief Executive Officer, President, and Executive Vice Presidents, the target bonus percentage is 100% of base salary. For the other named executive officers it is 50% of base salary. Our compensation program also provides incentives for our executives to reach beyond corporate and individual goals. Those who perform above expectations are entitled to receive additional bonus amounts that can result in a total annual bonus of up to 170% of base salary for our Chief Executive Officer, President, and Executive Vice Presidents, and up to 85% of base salary for our other named executive officers. Proportionally lower bonuses are provided for achievement levels between 90% and 100% of company-wide net operating income targets, and no bonuses are earned by any executive where less than 90% of company-wide net operating income target is achieved.

The table below describes the bonus payments and the percentage of base salary, for 2006 for the Named Executive Officers:

Name of Executive	2006 Bonus Payments	Percentage of 2006 Base Salary
Patricia Gallup	$750,000	150%
Jack Ferguson	210,000	75
Timothy McGrath(1)	75,000	25
Bradley Mousseau	180,000	75

(1)	Mr. McGrath became an executive officer on December 20, 2006. His $75,000 bonus, shown above, was awarded for service as President of our subsidiary, PC Connection Sales Corporation.

Equity Awards

Our equity award program is a vehicle for offering long-term incentives to our executives. We believe that equity grants help attract management talent and provide a strong link to our long-term performance and help to align the interests of our executives and our stockholders. In addition, the vesting feature of our equity grants furthers our goal of executive retention by providing an incentive to our executives to remain in our employ during the vesting period. The Compensation Committee has delegated to the Chief Executive Officer the authority to grant options, up to a maximum of 15,000 shares per annum each to our employees and officers, except for officers as defined by Rule 16a-1 under the Exchange Act. In determining the size of equity grants to our executives, the Compensation Committee and the Chief Executive Officer consider comparative share ownership of executives in our compensation peer group, our company-wide performance, the applicable executive’s performance, the amount of equity previously awarded to the executive, the vesting of such awards, and the recommendations of management.

Our equity awards have typically taken the form of stock options and restricted stock awards. The Compensation Committee and our Chief Executive Officer review all components of the executive’s compensation when determining equity awards to ensure that an executive’s total compensation conforms to our overall philosophy and objectives.

Typically, the equity awards we grant vest in equal annual installments over four years. Vesting and exercise rights cease shortly after termination of employment except in the case of death or disability. We do not have any equity ownership guidelines for our executives.

We did not grant any stock options in 2006. Although we have provided equity based incentive compensation to our executive officers, we do not regularly grant equity based incentive compensation. We believe that cash compensation using base salaries and annual incentive plan payments is a fair method of compensating our executive officers without equity dilution to our stockholders although we are continuing to review long-term incentives as a means to attract and retain key executives.

Benefits and Other Compensation

We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance, and a 401(k) plan. Executives are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. We provide a matching contribution equal to 25% of the employee’s deferral contributions that do not exceed 6% of their qualified compensation.

No executive officer received perquisites aggregating $10,000 or more in 2006.

Severance Benefits

Pursuant to employment agreements we have entered into with Timothy McGrath, Senior Vice President, Enterprise Group and Bradley Mousseau, Senior Vice President, Human Resources, each executive is entitled to specified benefits in the event of termination of their employment under specified circumstances, including termination following a change of control of our company. We have provided more detailed information about these benefits, along with estimates of their value under various circumstances, under the caption “Potential Payments Upon Termination or Change in Control” below.

We believe providing these benefits helps us compete for executive talent. After reviewing the practices of companies represented in the compensation peer group, we believe that our severance and change of control benefits are generally in line with severance packages offered to executives by the companies in the peer group.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction for compensation in excess of $1.0 million paid to our chief executive officer and our four other most highly paid executive officers. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. We periodically review the potential consequences of Section 162(m) and we intend to structure the performance-based portion of our executive compensation, where feasible, to comply with exemptions in Section 162(m) so that the compensation remains tax deductible to us. However, the

Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

We account for equity compensation awarded to our employees under the rules of SFAS 123(R) that requires us to measure and recognize compensation expense in our financial statements for all share-based payments based upon an estimate of their fair value over the service period of the award. We record cash compensation as an expense at the time the obligation is accrued. Given our adoption of SFAS 123(R), we believe that the accounting impact of the different forms of equity compensation awards generally reflects their economic impact. Accordingly, the underlying accounting treatment is not a material consideration in determining the specific nature or size of equity awards granted. The tax impact of the awards on the recipient, together with the effectiveness of the award in retaining executives are more relevant considerations.

Summary Compensation Table

The following table sets forth information for our Chief Executive Officer, Chief Financial Officer, and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2006, and two other executive officers of the company who ceased serving as executive officers during 2006, collectively, the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)(4)	Total ($)
Patricia Gallup	2006	$476,731	$—	$750,000	$3,300	$1,230,031
President, Chief Executive Officer, and Chairman of the Board

Peter Cannone(5)	2006	323,077	199,589	—	3,300	525,966
Senior Vice President, Sales Operations

Jack Ferguson	2006	271,856	—	210,000	2,549	484,405
Senior Vice President, Treasurer, and Chief Financial Officer

Timothy McGrath(6)	2006	300,000	52,424	75,000	2,218	429,642
Senior Vice President, Enterprise Group

Bradley Mousseau	2006	226,462	24,750	180,000	2,561	433,773
Senior Vice President, Human Resources

Robert Wilkins(7)	2006	430,000	—	—	198,550	628,550
Executive Vice President

(1)	We calculated compensation for options awards granted to Messrs. Cannone, McGrath, and Mousseau per the methods prescribed by SFAS 123(R). Such compensation does not however reflect estimated forfeitures, as required under SFAS 123(R), and is as a result greater than the expense we recorded in our financial statements. Please see Note 10, “Stockholders’ Equity and Share-Based Compensation” of our Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2006, for a further discussion of the methodology used to estimate this expense.

(2)	Non-equity incentive compensation for Ms. Gallup and Messrs. Ferguson and Mousseau was awarded pursuant to the Executive Bonus Plan. Mr. McGrath earned non-equity incentive compensation in 2006 for his service as President of our subsidiary, PC Connection Sales Corporation.

(3)	We have omitted perquisites and other personal benefits in those instances where the aggregate amount of such perquisites and other personal benefits totaled less than $10,000.

(4)	Consists of: (a) our contributions for Ms. Gallup and Messrs. Cannone, Ferguson, McGrath, Mousseau, and Wilkins under our 401(k) Plan in the amount of $3,300, $3,300, $2,549, $2,218, $2,561, and $550, respectively; and $198,000 in severance payments to Mr. Wilkins per the separation agreement, dated March 30, 2006, between Mr. Wilkins and us.

(5)	Mr. Cannone resigned as Senior Vice President, Sales Operations in December 2006.

(6)	Mr. McGrath was appointed Senior Vice President, Enterprise Group in December 2006. The salary and benefits reflected in this table were paid pursuant to his service as President of our subsidiary PC Connection Sales Corporation.

(7)	Mr. Wilkins resigned as Executive Vice President in March 2006.

Grants of Plan Based Awards

The following table sets forth certain information regarding our grants pursuant to the Executive Bonus Plan during the year ended December 31, 2006 to our Named Executive Officers:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Patricia Gallup	05/12/06	250,000	500,000	850,000
Peter Cannone	05/12/06	85,000	170,000	289,000
Jack Ferguson	05/12/06	70,000	140,000	238,000
Timothy McGrath	05/12/06	75,000	150,000	255,000
Bradley Mousseau	05/12/06	60,000	120,000	204,000
Robert Wilkins	—	—	—	—

(1)	Target and maximum amounts are based on the achievement of certain financial milestones. We did not grant any equity awards to our Named Executive Officers in 2006.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding outstanding stock options held by our Named Executive Officers as of December 31, 2006:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(1)	Option Expiration Date
Patricia Gallup	—	—		—	—
Peter Cannone	—	5,000	(2)	$5.540	1/19/2007
Peter Cannone	—	25,000	(2)	$10.090	1/19/2007
Peter Cannone	—	90,000	(2)	$7.905	1/19/2007
Jack Ferguson	1,500	—		$18.333	1/21/2010
Jack Ferguson	1,000	—		$51.813	7/17/2010
Jack Ferguson	1,000	—		$10.813	3/16/2011
Jack Ferguson	20,500	—		$5.380	12/30/2015
Timothy McGrath	—	75,000	(3)	$5.200	10/24/2015
Bradley Mousseau	30,000	—		$18.333	1/21/2010
Bradley Mousseau	3,750	—		$51.813	7/17/2010
Bradley Mousseau	7,500	—		$10.813	3/16/2011
Bradley Mousseau	—	12,500	(4)	$5.540	4/18/2013
Robert Wilkins(5)	30,000	—		$18.333	1/21/2010
Robert Wilkins(5)	25,000	—		$51.813	7/17/2010

(1)	The option exercise price for all grants made to our Named Executive Officers was set at the closing price of our Common Stock on the individual grant date.

(2)	Mr. Cannone forfeited his unexercisable options when his employment terminated on January 19, 2007.

(3)	Mr. McGrath’s options vest annually in three installments of 25,000 shares each beginning October 24, 2007.

(4)	Mr. Mousseau’s unexercisable options vested on April 18, 2007.

(5)	Mr. Wilkins will forfeit his options ninety days from March 30, 2007, the date on which his consulting agreement with us terminated.

Option Exercises and Stock Vested

The following table sets forth certain information regarding stock options exercised by our Named Executive Officers as of December 31, 2006:

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1) ($)
Peter Cannone	80,000	$267,073
Jack Ferguson	25,000	142,579
Timothy McGrath	25,000	143,940
Bradley Mousseau	98,750	472,007
Robert Wilkins	662,320	1,145,856

(1)	The value realized equals the difference between the closing price of our Common Stock as of the exercise date, less the option exercise price, multiplied by the total options exercised..

Potential Payments Upon Termination or Change in Control

We are a party to an employment agreement with Ms. Gallup. The agreement contains provisions for establishing her annual base salary and bonus and may be terminated by Ms. Gallup or us. We have entered into letter agreements with Messrs. McGrath and Mousseau, providing for severance payments for six months of their then respective annual base salary if we terminate their employment for any reason other than for cause or for a change in control (as defined therein). Under such circumstances, Mr. Mousseau’s and Mr. McGrath’s severance payments would have an aggregate value of $120,000 and $200,000, respectively. In the event of termination resulting from a change in control of our Company, Mr. Mousseau’s severance payments would extend for a total of twelve months and have an aggregate value of $240,000. Mr. McGrath’s severance payments would extend for a total of six months and have an aggregate value of $200,000. Each of Messrs. McGrath’s and Mousseau’s letter agreement includes certain non-compete obligations that extend for eighteen months after termination of employment. We assume, for the purpose of calculating values for all termination events, that the effective date of termination is December 31, 2006.

On March 30, 2006, Mr. Wilkins resigned from our Company. We entered into a separation agreement under which Mr. Wilkins received his base salary and benefits for a period of twelve months. We retained Mr. Wilkins as a consultant following his separation. Under the terms of the consulting agreement, Mr. Wilkins earned $264,000 over the one-year period ending March 30, 2007. Mr. Wilkins’ employment agreement includes certain non-compete obligations that extend for two years following termination of his employment.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors of PC Connection:

Donald Weatherson, Chairman

Bruce Barone

Joseph Baute

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Messrs. Barone, Baute, and Weatherson. Messrs. Barone and Baute were not at any time during 2006, or formerly, an officer or employee of ours or any of our subsidiaries. Mr. Weatherson served on an interim basis as Chief Executive Officer of our subsidiary, GovConnection, from November 2003 to May 2004, and as such, will not qualify as an “independent director” under NASDAQ rules until May 2007. None of our executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of our Compensation Committee.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

We currently have leases for facilities in Marlow and Merrimack, New Hampshire and two facilities in Keene, New Hampshire with Gallup & Hall, or G&H, a partnership owned solely by Patricia Gallup and David Hall, our principal stockholders. The lease for one of the Keene, New Hampshire facilities expires in July 2008 and requires annual rental payments of $141,276 (subject to adjustment every three years for changes in the consumer price index). The lease for the Marlow, New Hampshire facility expires on May 31, 2007 and requires annual rental payments of $6,000. The second facility in Keene, New Hampshire is leased on a month-to-month basis requiring monthly rental payments of $1,344. In 2006 we entered into a month-to-month lease requiring monthly rental payments of $18,141 for a facility in Merrimack, adjacent to our corporate headquarters. These leases also obligate us to pay certain real estate taxes and insurance premiums on the premises. Rent expense under all such leases aggregated $386,382 for the year ended December 31, 2006.

In November 1997 we entered into a fifteen-year lease for a 114,000 square foot corporate headquarters in Merrimack, New Hampshire with G&H Post, L.L.C., an entity owned solely by Patricia Gallup and David Hall. We began occupying the new facility upon completion of construction in late November 1998, and lease payments began in December 1998. Annual lease payments under the terms of the lease are $911,400 for the first five years of the lease, increasing to $1,025,350 for years six through ten and to $1,139,400 for years 11 through 15. The lease is in its ninth year. The lease requires us to pay our proportionate share of real estate taxes and common area maintenance charges as additional rent and also to pay insurance premiums for the leased property. We have the option to renew the lease for two additional terms of five years.

During 2006 we provided various facilities management, maintenance, financial, tax, and legal services to certain affiliates in connection with the operation of facilities leased by us from those affiliates. G&H reimbursed us $62,418 during 2006 for those services.

The 1998 PC Connection Voting Trust

In connection with our initial public offering in March 1998, Patricia Gallup and David Hall placed substantially all of the shares of Common Stock that they beneficially owned immediately prior to the public offering into a Voting Trust (the “Voting Trust”) of which they serve as co-trustees. The Voting Trust is the record holder of 16,338,188 shares of Common Stock as of the record date, April 10, 2007. The terms of the Voting Trust require that both Ms. Gallup and Mr. Hall, as co-trustees, agree as to the manner of voting the shares of our Common Stock held by the Voting Trust in order for the shares to be voted. In the event the co-trustees are deadlocked with respect to the election of directors at a meeting of stockholders, our Board of Directors may require the co-trustees to execute and deliver to our Secretary a proxy representing all shares issued and outstanding in the name of the Voting Trust and entitled to vote in the election of directors. Such proxy shall confer upon the proxyholder authority to attend the meeting for purposes of establishing a quorum and to vote for the directors nominated by our Board of Directors, provided that such nominees are incumbent directors elected with the consent of the co-trustees. Each of Ms. Gallup and Mr. Hall may transfer shares of Common Stock for value to unaffiliated third parties. Any shares so transferred will no longer be subject to the

Voting Trust and an equal number of the non-transferring co-trustee’s shares will be released from the Voting Trust. Transfers by either of Ms. Gallup or Mr. Hall in excess of 75,000 shares in any 90-day period, or that would decrease the shares held by the Voting Trust to less than a majority of the outstanding shares, will be subject to a right of first refusal to the other. The Voting Trust will terminate when it holds less than 10% of the outstanding shares of our Common Stock or at the death of both co-trustees. In addition, in the event of the death or incapacity of either co-trustee, or when either of Ms. Gallup or Mr. Hall holds less than 25% of the beneficial interest held by the other in the Voting Trust, the other will become the sole trustee of the Voting Trust with the right to vote all the shares held by the Voting Trust.

Consulting Agreement

On March 30, 2006, Robert Wilkins resigned from our Company. We retained Mr. Wilkins as a consultant following his separation. Information on his consulting agreement can be found above under the heading “Potential Payments Upon Termination or Change in Control.”

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement, or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our Chief Financial Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Audit Committee. Whenever practicable, the reporting, review, and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the Audit Committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Audit Committee in the manner specified in its charter.

Equity Compensation Plan Information

The following table provides information about our Common Stock that may be issued upon exercise of options, warrants, and rights under all of our equity compensation plans as of December 31, 2006, including the 1993 Incentive and Non-Statutory Stock Option Plan, as amended, or the 1993 Plan, the Amended and Restated 1997 Stock Incentive Plan, as amended, or the 1997 Plan, and our Employee Stock Purchase Plan, or the ESPP. Our stockholders have approved all of these plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)(1)(2)(3)
Equity Compensation Plans Approved by Security Holders	1,239,092	$11.61	935,614
Equity Compensation Plans Not Approved by Security Holders	None	N/A	N/A
Total	1,239,092	$11.61	935,614

(1)	The number of shares is subject to adjustments in the event of stock splits and other similar events.

(2)	Includes 163,220 shares of Common Stock issuable under our ESPP, all of which are issuable in connection with the current offering period which ends on June 30, 2007.

(3)	With respect to the 1993 Plan, the table excludes shares available for issuance because we do not intend to grant any additional options under the 1993 Plan and has not granted options under the 1993 Plan since March 1998.

PROPOSAL TWO

APPROVAL OF 2007 STOCK INCENTIVE PLAN

On April 20, 2007, our Board of Directors adopted, subject to stockholder approval, the 2007 Stock Incentive Plan, or the 2007 Plan. Up to 500,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2007 Plan.

The 2007 Plan is intended to replace our 1997 Plan, which expires by its terms on November 21, 2007. As of March 31, 2007, options to purchase 801,538 shares of Common Stock were outstanding under the 1997 Plan and an additional 917,394 shares were reserved for future option grants. Upon the expiration of the 1997 Plan on November 21, 2007, all then outstanding options will remain in effect, but no additional option grants may be made under the 1997 Plan.

Our Board of Directors believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel. Accordingly, our Board of Directors believes adoption of the 2007 Plan is in the best interests of our stockholders and our company and recommends a vote “FOR” the approval of the 2007 Plan and the reservation of 500,000 shares of Common Stock for issuance thereunder.

Description of the 2007 Plan

The following is a brief summary of the 2007 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Types of Awards

The 2007 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards as described below collectively, “Awards.”

Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options must be granted at an exercise price which is equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of our voting power). Options may not be granted for a term in excess of ten years. The 2007 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) subject to certain conditions, surrender to us of shares of Common Stock, (iii) any other lawful means, or (iv) any combination of these forms of payment.

Stock Appreciation Rights. A Stock Appreciation Right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in Common Stock determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be granted independently or in tandem with an Option.

Restricted Stock Awards. Restricted Stock Awards entitle recipients to acquire shares of Common Stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

Restricted Stock Unit Awards. Restricted Stock Unit Awards entitle the recipient to receive shares of Common Stock to be delivered at the time such shares vest pursuant to the terms and conditions established by our Board of Directors.

Other Stock-Based Awards. Under the 2007 Plan, our Board of Directors has the right to grant other Awards based upon our Common Stock having such terms and conditions as our Board of Directors may determine, including the grant of shares based upon certain conditions, the grant of Awards that are valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, and the grant of Awards entitling recipients to receive shares of Common Stock to be delivered in the future.

Performance Conditions. The Compensation Committee may determine, at the time of grant, that a Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award granted to an officer will vest subject to the achievement of one or more objective performance measures, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives or (n) total shareholder return, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly, or otherwise situated. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly, or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary, or other unit in which the Participant works and may cover such period as may be specified by the Compensation Committee; and (iii) will be set by the Compensation Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m).

We believe that disclosure of any further details concerning the performance measures for any particular year may be confidential commercial or business information, the disclosure of which would adversely affect us.

Transferability of Awards

Except as our Board of Directors may otherwise determine or provide in an Award, Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the Participant, Awards are exercisable only by the Participant.

Eligibility to Receive Awards

Our employees, officers, directors, consultants, and advisors, including those of our subsidiaries, are eligible to be granted Awards under the 2007 Plan. Under present law, however, incentive stock options may only be granted to our and our subsidiaries’ employees.

The maximum number of shares with respect to which Awards may be granted to any participant under the 2007 Plan may not exceed 100,000 shares per calendar year. For purposes of this limit, the combination of an Option in tandem with SAR is treated as a single award. The maximum number of shares with respect to which awards other than options and SARs may be granted is 50% of the maximum number of shares available for Awards under the Plan.

Plan Benefits

As of March 31, 2007, approximately 1,606 persons were eligible to receive Awards under the 2007 Plan, including our four executive officers and five directors not listed as Named Executive Officers as of December 31, 2006. The granting of Awards under the 2007 Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

On March 31, 2007, the last reported sale price of our Common Stock on the Nasdaq Stock Market was $14.30.

Administration

The 2007 Plan is administered by our Board of Directors. Our Board of Directors has the authority to adopt, amend, and repeal the administrative rules, guidelines, and practices relating to the 2007 Plan and to interpret the provisions of the 2007 Plan. Pursuant to the terms of the 2007 Plan, our Board of Directors may delegate authority under the 2007 Plan to one or more committees or subcommittees of our Board of Directors.

Subject to any applicable limitations contained in the 2007 Plan, our Board of Directors or any committee to whom our Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of fair market value of the Common Stock), (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of Common Stock subject to any SAR, restricted stock award, restricted stock unit award, or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price, and repurchase price.

Our Board of Directors is required to make appropriate adjustments in connection with the 2007 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs, and other similar changes in capitalization. The 2007 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (i) our merger or consolidation with or into another entity as a result of which all of our Common Stock is converted into or exchanged for the right to receive cash, securities, or other property, or is cancelled or (b) any exchange of all of our Common Stock for cash, securities, or other property pursuant to a share exchange transaction or (c) our liquidation or dissolution. In connection with a Reorganization Event, our Board of Directors will take any one or more of the following actions as to all or any outstanding Awards on such terms as our Board of Directors determines: (i) provide that Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised Options or other unexercised Awards will become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised within a specified period following the date of such notice, (iii) provide that outstanding Awards will become realizable or deliverable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to an Award holder equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the holder’s Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all the holder’s outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards, (v) provide that, in connection with our liquidation or dissolution, Awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

If any Award expires or is terminated, surrendered, canceled, or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 2007 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Substitute Awards

In connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, our Board of Directors may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms, as our Board of Directors deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the 2007 Plan. Substitute Awards will not count against the 2007 Plan’s overall share limit, except as may be required by the Code.

Provisions for Foreign Participants

Our Board of Directors may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2007 Plan to recognize differences in laws, rules, regulations, or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit, or other matters.

Amendment or Termination

No Award may be made under the 2007 Plan after June 7, 2017, but Awards previously granted may extend beyond that date. Our Board of Directors may at any time amend, suspend, or terminate the 2007 Plan.

If Stockholders do not approve the adoption of the 2007 Plan, the 2007 Plan will not go into effect, and we will not grant any Awards under the 2007 Plan. In such event, our Board of Directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2007 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. The plan provides that no Award will provide for deferral of compensation that does not comply with Section 409A of the Code, unless our Board of Directors, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options

A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of a SAR equal to the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based Award granted under the 2007 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, and the participant’s holding period and tax basis for the Award or underlying Common Stock.

Tax Consequences to Us

There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL THREE

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected the firm of Deloitte & Touche LLP, an independent registered public accounting firm, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2007. The ratification of this selection by the Audit Committee is not required under the laws of the State of Delaware, where we are incorporated, but the results of this vote will be considered by the Audit Committee in selecting our independent registered public accounting firm. Deloitte & Touche LLP has served as our independent registered public accounting firm since 1984. It is expected that a member of Deloitte & Touche LLP will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm.

Principal Accountant Fees and Services

The following table summarizes the fees Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their affiliates billed to us for each of the last two years. The Audit Committee of our Board of Directors believes that the non-audit services described below did not compromise Deloitte & Touche’s independence.

Fee Category	2006	2005
Audit Fees(1)	$642,000	$779,000
Audit-Related Fees(2)	8,000	64,000
Tax Fees(3)	240,000	158,000
Other Fees(4)	-0-	-0-

Total Fees	$890,000	$1,001,000

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” These services relate to employee benefit audits and advisory services connected with Section 404 of the Sarbanes-Oxley Act of 2002.

(3)	Tax fees consist of fees for tax compliance, tax advice, and tax planning services. Tax compliance services, which relate to preparation of original and amended tax returns, and claims for refunds and tax payment-planning services, accounted for $108,000 of the total tax fees billed in 2006 and $71,000 of the total tax fees billed in 2005. Tax advice and tax planning services relate to assistance with tax audits, employee benefit plans, and multi-state tax consulting.

(4)	There were no fees to report for this category in 2006 and 2005.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage its independent auditor to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next twelve months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Our Audit Committee may also delegate to each individual member of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of our Audit Committee pursuant to this delegated authority is reported on at the next meeting of our Audit Committee.

Audit Committee Report

Our Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2006, and discussed them with our management and our registered public accounting firm.

The Audit Committee has also discussed with our registered public accounting firm various communications that our registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

SAS 61, as amended, requires our registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•

the process used by management in formulating particularly sensitive accounting estimates and the basis for the registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements.

Our Audit Committee has received the written disclosures and the letter from our registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with our registered public accounting firm their independence. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence, and engage in a discussion of independence.

Our management is responsible for the preparation of our financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Our registered public accounting firm is responsible for conducting an independent audit of our annual financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006.

By the Audit Committee of the Board of Directors of PC Connection:

Joseph Baute, Chairman

Bruce Barone

Donald Weatherson

ADDITIONAL INFORMATION

Matters to be Considered at the Annual Meeting

Our Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Householding of Annual Meeting Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write or call us at the following address or phone number: PC Connection, Inc., Attention: Investor Relations, 730 Milford Road, Merrimack, New Hampshire 03054 (603-683-2000). If you wish to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to PC Connection, Inc., Attention: Investor Relations, 730 Milford Road, Merrimack, New Hampshire 03054 (603-683-2322).

Solicitation of Proxies

All costs of solicitations of proxies will be borne by us. In addition to solicitations by mail, our directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, and personal interviews. We will also request brokers, custodians, and fiduciaries to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in this regard.

Deadline for Submission of Stockholder Proposals

Proposals of stockholders intended to be presented at the 2008 Annual Meeting of Stockholders must be received by us at our principal office in Merrimack, New Hampshire not later than December 28, 2007, for inclusion in the proxy statement for that meeting.

If a stockholder of our Company who holds less than 40% of the shares of our capital stock issued and outstanding and entitled to vote wishes to present a proposal before the 2008 Annual Meeting but has not complied with the requirements for inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, such stockholder must give timely notice of such proposal to our Secretary at our principal offices. The required notice must be delivered to or mailed and received at our principal executive offices not later than April 7, 2008 nor earlier than March 10, 2008. Notwithstanding the foregoing, if we provide less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder or stockholders to be timely must be delivered or mailed to the Secretary not later than the close of business on the tenth day following the date on which the notice of the meeting was mailed or public disclosure was made, whichever occurs first.

The advance notice provisions of our bylaws supersede the notice requirements contained in the recent amendments to Rule 14a-8 under the Exchange Act.

By Order of the Board of Directors,

Patricia Gallup

Chairman of the Board,

President, and Chief Executive Officer

April 30, 2007

OUR BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

Appendix A

PC Connection, Inc.

2007 STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this 2007 Stock Incentive Plan (the “Plan”) of PC Connection, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain, and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers, directors, consultants, and advisors are eligible to be granted options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.

3.	Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend, and repeal such administrative rules, guidelines, and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee or subcommittee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Chief Executive Officer. To the extent permitted by applicable law, the Board may delegate to the Chief Executive Officer the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by the Chief Executive Officer (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the Chief Executive Officer may grant; provided further, however, that such officer shall not be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4.	Stock Available for Awards

(a) Number of Shares. Subject to adjustment under Section 9, awards may be made under the Plan for a number of shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”), equal to 500,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), is settled in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Sub-limits. Subject to adjustment under Section 9, the following sub-limits on the number of shares subject to Awards shall apply:

(1) Section 162(m) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 100,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be 50% of the maximum number of shares available for Awards under the Plan as set forth in Section 4(a).

(c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be, or is not otherwise qualified to be, an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of PC Connection, Inc., any of PC Connection, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

2

(c) Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall be not less than 100% of the Fair Market Value (as defined below) of our stock on the date the Option is granted.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (i) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefore new Awards under the Plan covering the same or a different number of share of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

6.	Stock Appreciation Rights.

(a) General. The Board may grant Awards consisting of a Stock Appreciation Right (“SAR”) entitling the holder, upon exercise, to receive an amount in Common Stock determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. The date as of which such appreciation or other measure is determined shall be the exercise date.

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(b) Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

(1) Tandem Awards. When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

(2) Independent SARs. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c) Grant Price. The grant price or exercise price of an SAR shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of grant of the SAR.

(d) Term. The term of an SAR shall not be more than 10 years from the date of grant.

(e) Exercise. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

7.	Restricted Stock; Restricted Stock Units.

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b) Terms and Conditions for all Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. If any such dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the

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Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(d) Additional Provisions Relating to Restricted Stock Units.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

(2) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3) Dividend Equivalents. To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.

8.	Other Stock Based Awards.

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Based Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock Based Award, including any purchase price applicable thereto.

9.	Adjustments for Changes in Common Stock and Certain Other Events.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions and the exercise price of each SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

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(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Options or other Awards and any applicable tax withholdings, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. The Board shall not be required to treat holders of the same types of Awards in the same manner pursuant to this Section 9(b)(2).

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

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10.	General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award. Except as otherwise provided in Section 10(h) with respect to Performance Awards, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided either (i) that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant or (ii) that the change is permitted under Section 9 hereof.

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(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Performance Awards.

(1) Grants. Restricted Stock Awards and Other Stock Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(h) (“Performance Awards”), subject to the limit in Section 4(b)(1) on shares covered by such grants.

(2) Committee. Grants of Performance Awards to any Covered Employee intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”) shall be made only by a Committee (or subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be deemed to be references to such Committee or subcommittee. “Covered Employee” shall mean any person who is a “covered employee” under Section 162(m)(3) of the Code.

(3) Performance Measures. For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives or (n) total shareholder return, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance measures may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

(4) Adjustments. Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

(5) Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

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11.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the completion of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); (ii) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market (“NASDAQ”) may be made effective unless and until such amendment shall have been approved by the Company’s stockholders; and (iii) if the NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Sections 4(c) or 9), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(e) Provisions for Foreign Participants. The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f) Compliance With Code Section 409A. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.

Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

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Appendix B

PC CONNECTION, INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

A.	Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.	Structure and Membership

1. Number. Except as otherwise permitted by the applicable Nasdaq rules, the Audit Committee shall consist of at least three members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable Nasdaq rules, each member of the Audit Committee shall be independent as defined by Nasdaq rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the Company’s independent registered public accounting firm (the “independent auditor”), in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining adequate internal control over financial reporting. The independent auditor is responsible for auditing the Company’s financial statements and the Company’s internal control over financial reporting and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s reports.

Oversight of Independent Auditor

1. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining, and when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4. Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest, and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5. Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•

alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

Audited Financial Statements

6. Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

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8. Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

10. Earnings Release and Other Financial Information. The Audit Committee shall discuss generally the types of information to be disclosed in the Company’s earnings press releases, as well as in financial information and earnings guidance provided to analysts, rating agencies, and others.

11. Quarterly Financial Statements. The Audit Committee shall discuss with the Company’s management and independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Controls and Procedures

12. Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls, and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

13. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

14. Related Person Transaction Policies and Procedures. The Audit Committee shall review the Company’s policies and procedures for reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including the Company’s Related Person Transaction Policy, and recommend any changes to the Board.

15. Review of Related Person Transactions. The Audit Committee shall review all related person transactions for potential conflict of interest situations on an ongoing basis in accordance with the Company’s Related Person Transaction Policy, and all such transactions shall be approved or ratified by the Audit Committee.

16. Risk Management. The Audit Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled.

17. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

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D.	Procedures and Administration

1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company’s internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest, or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5. Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting, and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee, or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7. Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

8. Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance.

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Appendix C

PC CONNECTION, INC.

AMENDED AND RESTATED COMPENSATION COMMITTEE CHARTER

A.	Purpose

The purpose of the Compensation Committee is to assist the Board of Directors in the discharge of its responsibilities relating to compensation of the Company’s CEO and its executive officers.

B.	Structure and Membership

1. Number. The Compensation Committee shall consist of at least three members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Compensation Committee shall be an “independent director.”

3. Chair. Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote.

4. Compensation. The compensation of Compensation Committee members shall be as determined by the Board of Directors.

5. Selection and Removal. Members of the Compensation Committee shall be appointed by the Board of Directors, upon the recommendation of the Chairman. The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Compensation Matters

1. Executive Officer Compensation. The Compensation Committee, or a majority of the independent directors serving on the Board of Directors, shall review and approve, or recommend for approval by the Board of Directors, the compensation of the Company’s Chief Executive Officer (the “CEO”) and, together with the recommendations of the CEO, the Company’s other executive officers, including salary, bonus, and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation. The Compensation Committee or the independent directors, as the case may be, shall meet without the presence of executive officers when approving or deliberating on CEO compensation but may, in its or their discretion, invite the CEO to be present during the approval of, or deliberations with respect to, other executive officer compensation.

2. Evaluation of Senior Executives. The Compensation Committee shall be responsible for overseeing the evaluation of the Company’s senior executives. In conjunction with the Audit Committee in the case of the evaluation of the senior financial management, the Compensation Committee shall determine the nature and frequency of the evaluation and the persons subject to the evaluation, supervise the conduct of the evaluation and prepare assessments of the performance of the Company’s senior executives, to be discussed periodically with the Board of Directors.

3. Plan Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to incentive-compensation and equity-based plans that are subject to approval by the Board of Directors. In addition, in the case of any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by officers, directors, employees, or consultants of the Company, the Compensation Committee, or a majority of the independent directors serving on the Board of Directors, shall approve such plans. The Compensation Committee may delegate authority to the CEO to grant awards under such equity-based plans consistent with this Charter.

4. Administration of Plans. The Compensation Committee shall exercise all rights, authority and functions of the Board of Directors under all of the Company’s stock option, stock incentive, employee stock purchase, and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by this charter or a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan. To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company. The Compensation Committee, or a majority of the independent directors serving on the Board of Directors, shall approve any inducement awards granted in reliance on the exemption from shareholder approval contained in NASDAQ Rule 4350(i)(1)(A)(iv).

5. Director Compensation. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation.

6. Management Succession. The Compensation Committee shall periodically review and make recommendations to the Board of Directors relating to management succession planning, including policies and principles for CEO selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the CEO.

7. Review and Discussion of Compensation Discussion and Analysis; Recommendation to Board. The Compensation Committee shall review and discuss annually with management the Company’s “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K (the “CD&A”). The Compensation Committee shall consider annually whether it will recommend to the Board that the CD&A be included in the Company’s Annual Report on Form 10-K, proxy statement on Schedule 14A or information statement on Schedule 14C.

8. Compensation Committee Report. The Compensation Committee shall prepare the annual Compensation Committee Report required by Item 407(e)(5) of Regulation S-K.

9. Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1. Meetings. The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities, but not less than once each year. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee

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consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

3. Reports to Board. The Compensation Committee shall report regularly to the Board of Directors.

4. Charter. The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5. Consulting Arrangements. The Compensation Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to commission compensation surveys or studies as the need arises. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such consultants as established by the Compensation Committee.

6. Independent Advisors. The Compensation Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting, and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Compensation Committee.

7. Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee, or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

8. Annual Self-Evaluation. At least annually, the Compensation Committee shall evaluate its own performance.

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PC CONNECTION, INC.

ANNUAL MEETING OF STOCKHOLDERS

To be held on June 7, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, revoking all prior proxies, hereby appoints Patricia Gallup and David Hall, each of them, with full power of substitution, as Proxies to represent and vote as designated hereon all shares of stock of PC Connection, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2007 Annual Meeting of Stockholders of the Company to be held on Thursday, June 7, 2007 at the Crowne Plaza, 2 Somerset Parkway, Nashua, New Hampshire, at 10:00 a.m., Eastern time, or any adjournment thereof, with respect to the matters set forth on the reverse side hereof.

PLEASE FILL IN, DATE, SIGN, AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DETACH HERE

☒ Please mark votes as in this example.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS NO. 2 AND NO. 3.

1.	To elect the following six directors for the ensuing year:

Nominees: Patricia Gallup, David Hall, Bruce Barone, Joseph Baute, David Beffa-Negrini, and Donald Weatherson.

☐ For	☐ Withheld

_____________________________________

For all nominees except as noted above

2.	To approve the 2007 Stock Incentive Plan.

☐ For	☐ Against	☐ Abstain

3.	To ratify the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2007.

☐ For	☐ Against	☐ Abstain

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT _____

MARK HERE IF YOU PLAN TO ATTEND THE MEETING _____

Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. When signing as an executor, administrator, trustee, guardian, or attorney, please give full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

Signature:_______________________ Date:___________________________

Signature:_______________________ Date:___________________________